Exhibit 10.1
AMENDMENT NUMBER TWO
TO THE
MCG CAPITAL CORPORATION
2011 SEVERANCE PAY PLAN
WHEREAS, MCG Capital Corporation (the “Corporation”) is the Sponsor of the MCG Capital Corporation 2011 Severance Pay Plan, as amended (the “Plan”); and
WHEREAS, pursuant to Section 9 of the Plan, the Corporation may amend the Plan at any time; and
WHEREAS, on March 15, 2012, the Corporation approved Amendment Number One to the Plan.
NOW, THEREFORE, the Corporation hereby further amends the Plan, as follows, effective July 27, 2012:
1.Section 1(k) of the Plan is hereby amended by deleting the same in its entirety and by substituting in its place the following:
(k)    “Employee” means an individual who: (i) is employed by the Company; (ii) works at least 50% time (i.e., eligible for group benefits); and (iii) either (A) was on the Company’s payroll as of the Effective Date or (B) was hired by the Company after the Effective Date and employed for a continuous period of at least one year. The term “Employee” shall include any Employee on an approved leave of absence.
2.    Section 1(m) of the Plan is hereby amended by deleting the same in its entirety and by substituting in its place the following:
(m)    “Executive Employee” means any Employee who, as of the Effective Date or thereafter, is party to an employment agreement or employment letter with the Company and who is entitled to receive severance benefits under such agreement or letter in excess of any wages accrued as of any termination of employment or any Employee who is otherwise designated by the Committee as an Executive Employee. An Executive Employee shall not be eligible to participate in the Plan.
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All other provisions of the Plan shall remain in full force and effect.
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IN WITNESS WHEREOF, the Corporation has caused this Amendment Number Two to the Plan to be signed by its duly authorized officer to be effective as of the date indicated above.
MCG CAPITAL CORPORATION
By:   /s/ Richard W. Neu
Title:   Chief Executive Officer
July 27, 2012